SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 30, 2000


                         Commission file number: 1-11106


                                  PRIMEDIA Inc.
             (Exact name of registrant as specified in its charter)


          DELAWARE                                       13-3647573

--------------------------------------------------------------------------------
 (State or other jurisdiction of                      (I.R.S. Employer
 incorporation or organization)                     Identification No.)


                      745 Fifth Avenue, New York, New York
                      ------------------------------------
                    (Address of principal executive offices)


                                      10151
                                      -----
                                   (Zip Code)


       Registrant's telephone number, including area code (212) 745-0100
                                 --------------

ITEM 5.           OTHER EVENTS

(a)  Effective  March 30, 2000,  PRIMEDIA  Inc.  (the  "Company")  realigned its segments to conform to its new strategic direction, including organization, management and growth initiatives. The new segments are: Consumer (including both traditional and new media operations of PRIMEDIA Consumer Magazines, PRIMEDIA Enthusiast Group, Channel One, HPC Publications and Films for the Humanities and Sciences) and Business-to-Business (including both traditional and new media operations of PRIMEDIA Intertec, Bacon's, PRIMEDIA Workplace Learning, QWIZ, Inc., Pictorial, Inc. and PRIMEDIA Information). These new segments reflect the nature of the targeted audience, mirror the organizational structure of the Company and should provide investors with a better understanding of the Company.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(b) The Exhibits to this report are listed in the Index to Exhibits on page 4.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  PRIMEDIA Inc.
                                  -------------
                                  (Registrant)





Date:      May 15, 2000                     /s/  Thomas S. Rogers
           ------------------------       --------------------------------------
                                                        (Signature)
                                          Chairman and Chief Executive Officer
                                          (Principal Executive Officer)






Date:      May 15, 2000                   /s/  Robert J. Sforzo
           ------------------------       --------------------------------------
                                                       (Signature)
                                          Senior Vice President and Controller
                                          (Principal Accounting Officer)

INDEX TO EXHIBITS


Exhibit  No.               Description

99.1 Press release, announcing the resegmentation of the Company's operations.

                                                                    EXHIBIT 99.1



                        PRIMEDIA SETS FAST PACE OF CHANGE

                  CMGI and Liberty Media each purchase 5% stakes in company

    B2B and Consumer Internet ventures to be created with CMGI, and Consumer
           Broadband Video venture to be created with Liberty Digital

PRIMEDIA Announces Key New Hires, New Ventures, New Cost Initiatives, New Growth
                            Targets and Asset Sales


New York, March 30, 2000 -- PRIMEDIA (NYSE: PRM) Chairman and CEO Tom Rogers today made several key announcements that begin to spell out the future direction of the Company,including two very strategic investments in the Company, as well as major moves in the areas of organizational structure, cost initiatives, asset divestiture, and key growth initiatives. "Since I joined PRIMEDIA five months ago our team moved very quickly to change the strategy and culture of PRIMEDIA," said Rogers. "A company that wants to be the media company of the future must turn on a dime and move aggressively as PRIMEDIA is doing. We will have now hired senior operating managers, consummated numerous ads for equity deals, entered into several alliances, and put in place a growth strategy that launches our future."

Highlights of the plan include:
o The announcement of two significant investments in PRIMEDIA by Liberty Media and CMGI, that validate the strength of the Company's asset base and new media potential. These include:

o The purchase of a 5% stake in PRIMEDIA by CMGI in exchange for 1.53 million shares of CMGI stock. The transaction will enable faster growth of PRIMEDIA's B2B and B2C online communities and marketplaces. The companies will create joint ventures in key verticals in the B2B and B2C spaces.

o Liberty Media will invest $200 million in cash in PRIMEDIA in exchange for a 5% stake and 1 1/2million warrants in the Company. Additionally, Liberty Media or its interactive television and Internet affiliate, Liberty Digital, will receive an option to acquire a 12 1/2% stake in the Company's newly formed PRIMEDIA Broadband Video unit in exchange for cash, Liberty Digital Series A common stock or Liberty Media Group tracking stock. PRIMEDIA will purchase $25 million of Liberty Digital stock to further cement the relationship between the companies. The companies will work together to develop consumer broadband video and other interactive video applications for PRIMEDIA's exclusive portfolio of content.

"These transactions give us significant traction in our new media efforts," said Rogers.

o The appointment of John Loughlin, former magazine publisher and former president of Meredith Corporation's Broadcast Group to head PRIMEDIA's new Magazine and Internet Group. "As president of the new consumer-focused PRIMEDIA Magazine and Internet Group, John will bring vast experience in operating both magazines and electronic media properties," said Rogers. Loughlin was president of Meredith Corporation's Broadcast Group from 1997, and prior to that was a group publisher both in the magazine division of Meredith and the New York Times magazine division. "John represents that extremely rare combination of operating experience in both the magazine publishing and electronic media businesses. He, along with David Ferm, president of PRIMEDIA B2B Group, and formerly president of Business Week, add considerable depth of operating experience to our print businesses."

o The announcement of several alliances and ventures that accelerate PRIMEDIA's position in the new media space. These joint ventures and alliances include Military.com, Quiltcollector.com, CameraConnection.com, Umagic.com, CarsDirect.com, which are being announced today, as well as previously announced BabyPress Conference.com and printCafe.com. They follow on the heels of the announced alliance between PRIMEDIA's New York magazine and Cablevision Rainbow Media's MetroChannels to create a new media partnership combining the brands and content of New York magazine and MetroChannels into the first of its kind interactive and broadband convergence Internet site.

o The reformulation and resegmentation of the Company into a Consumer Group (Magazines, Consumer Guides, Channel One and Films for the Humanities & Sciences) and a Business-to-Business Group (Technical and trade magazines, PRIMEDIA Workplace Learning, IndustryClick and Bacon's Information). "PRIMEDIA was just too hard to understand, and we need a public face that mirrors our new organization," said Rogers. Three years of quarterly segmented data is attached to this release.

o A group of 20 divestitures including Pictorial, Qwiz and 18 directories. "One of PRIMEDIA's great strengths is our scale in terms of the number of niche areas in which we own brand-leading businesses, and we are offering these units for sale because they do not have significant scalability, synergy with our core businesses or integration potential with our other units," said Rogers. Proceeds are expected to be between $125 - $150 million.

o A 6-point growth focus. This includes accelerating organic growth; building new media value from PRIMEDIA's existing properties; participating in growth of new media businesses through strategic joint venture alliances; PRIMEDIA's reducing reliance on acquisitions for growth; improving productivity through cost reduction and integration; and improving the balance sheet over time.

o Growth targets that accelerate top-line and bottom-line growth while improving productivity. "PRIMEDIA must accelerate its growth in its traditional business. Quarters like the first quarter of 2000, which will be basically flat versus prior year (on a restated basis), are not acceptable for our new company going forward," said Rogers. The new growth targets include:

o The acceleration of organic revenue and earnings before interest, taxes, depreciation, amortization and one-time (credits) and charges ("EBITDA") growth from traditional businesses in 2000 to a run rate by year-end of 8-10% and acceleration beyond 10% in 2001.

o The doubling of new media revenues in 2000 to at least $50 million, and doubling again in 2001 to $100 million. This will require investment in new media of between $100 - $120 million in 2000 of which 1/3 will be capital and 2/3 expense. Much of the funding will come from cash from operations and the sale of investments in Venture companies. Total losses on the new media side are expected to increase from $32 million in 1999 to $80 - $90 million in 2000.

o Cost savings initiatives that will result in $25-$35 million in savings to EBITDA in 2001. These improvements will come from a combination of company-wide shared services programs and sourcing initiatives. Savings will be earmarked for new media business growth. The Company will also establish a restructuring and integration reserve for costs related to these initiatives during the second quarter.

o Intentions to capitalize on PRIMEDIA's Internet growth. "We have also set as a goal the taking public of at least one of our B2B Internet units, either IndustryClick or specific verticals it oversees, between now and end of the first quarter of 2001."

o An increase of $50 million over the next two years in the funding of the highly successful PRIMEDIA Ventures. PRIMEDIA Ventures is currently invested in such companies as CarsDirect.com, MyPoints.com and SocialNet, and has a portfolio worth more than $128 million on an initial investment of $21 million. "We will continue to look for appropriate new media investments while we sell appreciated stakes in certain portfolio companies to help fund our new media growth initiatives."

o The appointment of other senior executives including Eileen Maura Murphy, as vice president, corporate communications and Jeff Ballabon, as vice president, public policy. Murphy will play a critical role in building the public persona of PRIMEDIA. Ballabon will have responsibility for all of the Company's government affairs and public policy initiatives. "Eileen did an exceptional job as vice president, communications, at ABC News. Jeff has been a leading force in government affairs at Channel One."

o New media growth initiatives are being accelerated, and the exciting new launch of GR8RIDE.com will be geared toward the hard-core auto enthusiast. PRIMEDIA's IndustryClick expects to launch at least five new B2B vertical on-line communities by the third quarter and 15 more by year-end.

"We have enunciated key elements of our strategy; hired the Company's principal managers; reorganized the Company to maximize our ability to integrate old media and new media operations; entered into several strategic ventures; acquired a number of equity positions in Internet companies using advertising inventory; determined which assets make sense to divest; announced major cost-saving initiatives; expanded our venture investment fund, and put in place aggressive growth targets. All in five months time! We are moving fast to reshape PRIMEDIA, and there will be much more progress to come," concluded Rogers.

PRIMEDIA Inc. is a targeted media company, reaching consumer and business-to-business audiences through print, Internet, live events, video and radio. Some key consumer brands include Seventeen, New York, Chicago, Fly Fisherman, Channel One Network, Horticulture, Modern Bride and American Baby and some key business-to-business brands include IntelliChoice, Telephony, Ward's, PROMO, SIMBA and American Demographics. Some of its more than 200 Internet sites include Seventeen.com, Mediacentral.com, Apartmentguide.com and Modernbride.com.

This release contains certain forward-looking statements concerning PRIMEDIA's operations, economic performance and financial condition. These statements are based upon a number of assumptions and estimates, which are inherently subject to uncertainties and contingencies, many of which are beyond the control of the Company, and reflect future business decisions, which are subject to change. Some of these assumptions may not materialize, and unanticipated events will occur which can affect the Company's results.







          Resegmented Data (unaudited) ($ millions)

          The following information represents the Company's resegmented results excluding the Supplemental Education Group and certain other divestitures and including pro forma Internet results. EBITDA represents earnings before interest, taxes, depreciation, amortization and one-time (credits) and charges.

          The pro forma Internet  results  include  assumptions  made to present
PRIMEDIA   Internet   activities  as  if  they  were  conducted  as  stand-alone operations.

          We applied standard Internet industry ranges and methodologies to our historical operating results to calculate revenues and expenses for on-line sales of print products, third-party commerce, proprietary product sales, on-line subscriptions, on-line display and classified advertisements and pay-per-use services.

          The information for the Internet businesses is provided for informational purposes only, should not be construed to be indicative of the historical results had these Internet businesses been operated as stand-alone operations and is not intended to project future results of operations of the Internet businesses.





  --------------------------------------------------------------------------------------------------------
   1999                 1Q                2Q               3Q               4Q               Total

  --------------    -----------         --------         --------         ---------       ----------

  --------------------------------------------------------------------------------------------------------
  Segment         Sales    EBITDA   Sales   EBITDA   Sales   EBITDA   Sales    EBITDA  Sales     EBITDA

  --------------------------------------------------------------------------------------------------------
  Consumer:

  --------------------------------------------------------------------------------------------------------
  Traditional       $250.8   $ 54.1  $256.8   $ 60.9  $253.1   $ 53.0   $280.3  $ 72.9 $ 1,041.0   $240.9

  --------------------------------------------------------------------------------------------------------
  Internet             2.5     (3.3)    3.5     (3.2)    4.3     (4.9)     3.0   (12.3)     13.3    (23.7)

  --------------------------------------------------------------------------------------------------------
  Total             $253.3   $ 50.8  $260.3   $ 57.7  $257.4   $ 48.1   $283.3  $ 60.6 $ 1,054.3   $217.2

  --------------------------------------------------------------------------------------------------------
  B2B:

  --------------------------------------------------------------------------------------------------------
  Traditional       $122.6   $ 23.1  $135.0   $ 34.3  $123.6   $ 25.5   $141.1  $ 44.7   $ 522.3   $127.6

  --------------------------------------------------------------------------------------------------------
  Internet             2.2     (0.7)    2.4     (1.0)    2.3     (1.7)     3.5    (3.4)     10.4     (6.8)

  --------------------------------------------------------------------------------------------------------
  Total             $124.8   $ 22.4  $137.4   $ 33.3  $125.9   $ 23.8   $144.6  $ 41.3   $ 532.7   $120.8

  --------------------------------------------------------------------------------------------------------
  Corporate OH           -     (7.0)      -     (7.0)      -     (8.2)       -   (12.9)        -    (35.1)

  --------------------------------------------------------------------------------------------------------
  Total             $378.1   $ 66.2  $397.7   $ 84.0  $383.3   $ 63.7   $427.9  $ 89.0 $ 1,587.0   $302.9

  --------------------------------------------------------------------------------------------------------



  --------------------------------------------------------------------------------------------------------



  --------------------------------------------------------------------------------------------------------
  1998                  1Q                2Q               3Q               4Q               Total

  -----------     --------------         --------         --------         ---------        ----------

  --------------------------------------------------------------------------------------------------------
  Segment         Sales    EBITDA   Sales   EBITDA   Sales   EBITDA   Sales    EBITDA  Sales     EBITDA

  --------------------------------------------------------------------------------------------------------
  Consumer:

  --------------------------------------------------------------------------------------------------------
  Traditional       $201.6   $ 46.5  $231.5   $ 52.8  $234.1   $ 50.7   $254.2  $ 61.2   $ 921.4   $211.2

  --------------------------------------------------------------------------------------------------------
  Internet             1.3     (1.5)    1.3     (1.3)    1.4     (1.4)     1.6    (2.1)      5.6     (6.3)

  --------------------------------------------------------------------------------------------------------
  Total             $202.9   $ 45.0  $232.8   $ 51.5  $235.5   $ 49.3   $255.8  $ 59.1   $ 927.0   $204.9

  --------------------------------------------------------------------------------------------------------
  B2B:

  --------------------------------------------------------------------------------------------------------
  Traditional       $105.2   $ 20.3  $124.4   $ 30.9  $113.7   $ 23.8   $143.7  $ 47.7   $ 487.0   $122.7

  --------------------------------------------------------------------------------------------------------
  Internet             0.5     (0.2)    0.6     (0.4)    1.4     (0.8)     2.3    (0.7)      4.8     (2.1)

  --------------------------------------------------------------------------------------------------------
  Total             $105.7   $ 20.1  $125.0   $ 30.5  $115.1   $ 23.0   $146.0  $ 47.0   $ 491.8   $120.6

  --------------------------------------------------------------------------------------------------------
  Corporate OH           -     (6.4)      -     (6.8)      -     (6.5)       -    (8.6)        -    (28.3)

  --------------------------------------------------------------------------------------------------------
  Total             $308.6   $ 58.7  $357.8   $ 75.2  $350.6   $ 65.8   $401.8  $ 97.5 $ 1,418.8   $297.2

  --------------------------------------------------------------------------------------------------------



  --------------------------------------------------------------------------------------------------------




  --------------------------------------------------------------------------------------------------------
  1997                  1Q                2Q               3Q               4Q               Total

  ----------------   ---------         --------         --------         ---------        ----------

  --------------------------------------------------------------------------------------------------------
  Segment         Sales    EBITDA   Sales   EBITDA   Sales   EBITDA   Sales    EBITDA  Sales     EBITDA

  --------------------------------------------------------------------------------------------------------
  Consumer:

  --------------------------------------------------------------------------------------------------------
  Traditional       $167.9   $ 41.3  $184.2   $ 50.8  $193.4   $ 46.2   $203.7  $ 47.6   $ 749.2   $185.9

  --------------------------------------------------------------------------------------------------------
  Internet               -        -       -        -       -        -        -       -         -        -

  --------------------------------------------------------------------------------------------------------
  Total             $167.9   $ 41.3  $184.2   $ 50.8  $193.4   $ 46.2   $203.7  $ 47.6   $ 749.2   $185.9

  --------------------------------------------------------------------------------------------------------
  B2B:

  --------------------------------------------------------------------------------------------------------
  Traditional       $ 88.7   $ 16.7  $ 91.1   $ 24.7  $ 84.0   $ 16.0   $114.4  $ 39.2   $ 378.2   $ 96.6

  --------------------------------------------------------------------------------------------------------
  Internet               -        -       -        -       -        -        -       -         -        -

  --------------------------------------------------------------------------------------------------------
  Total             $ 88.7   $ 16.7  $ 91.1   $ 24.7  $ 84.0   $ 16.0   $114.4  $ 39.2   $ 378.2   $ 96.6

  --------------------------------------------------------------------------------------------------------
  Corporate OH           -     (6.8)      -     (6.0)      -     (6.5)       -    (6.3)        -    (25.6)

  --------------------------------------------------------------------------------------------------------
  Total             $256.6   $ 51.2  $275.3   $ 69.5  $277.4   $ 55.7   $318.1  $ 80.5 $ 1,127.4   $256.9

  --------------------------------------------------------------------------------------------------------
